                        TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of May 25, 2000 for the Collection Period of
                     April 1, 2000 through April 30, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
 Aggregate Net Investment Value (ANIV)                                                                           749,988,732.51
 Discounted Principal Balance                                                                                    749,988,732.51
 Servicer Advance                                                                                                  1,324,812.20
 Servicer Payahead                                                                                                 1,260,008.73
 Number of Contracts                                                                                                     34,185
 Weighted Average Lease Rate                                                                                               6.81%
 Weighted Average Remaining Term                                                                                           33.8
 Servicing Fee Percentage                                                                                                  1.00%

POOL DATA - CURRENT MONTH
 Aggregate Net Investment Value                                                                                  681,610,509.59
 Discounted Principal Balance                                                                                    681,184,521.95
 Servicer Advances                                                                                                 2,433,038.83
 Servicer Pay Ahead Balance                                                                                        1,847,197.78
 Maturity Advances Outstanding                                                                                             --
 Number of Current Contracts                                                                                             36,315
 Weighted Average Lease Rate                                                                                               6.81%
 Weighted Average Remaining Term                                                                                           16.3

RESERVE FUND:
 Initial Deposit Amount                                                                                           28,124,577.47
 Specified Reserve Fund Percentage                                                                                        9.435%
 Specified Reserve Fund Amount                                                                                    70,761,436.91


                                                                                   Class A         Class B           Total
                                                                                    Amount          Amount          Amount
                                                                                -------------     ------------   -------------
 Beginning Balance                                                              40,153,630.29     1,095,750.00   41,249,380.29
 Withdrawal Amount                                                                         --               --              --
 Cash Capital Contribution                                                      24,000,000.00                    24,000,000.00
 Transferor Excess                                                               1,181,475.61                     1,181,475.61
                                                                                ----------------------------------------------
 Reserve Fund Balance Prior to Release                                          65,335,105.90     1,095,750.00   42,430,855.90
 Specified Reserve Fund Balance                                                 69,665,686.91     1,095,750.00   70,761,436.91
                                                                                ----------------------------------------------
 Release to Transferor                                                                    --               --               --
 Ending Reserve Fund Balance                                                   65,335,105.90      1,095,750.00   42,430,855.90
 Prior Cumulative Withdrawal Amount                                                       --               --              --
 Cumulative Withdrawal Amount                                                             --               --              --


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                  Vehicles
                                                                                               --------
  Liquidated Contracts                                                                            72
                                                                                                 ---
  Discounted Principal Balance                                                                                       1,392,589.39
  Net Liquidation Proceeds                                                                                          (1,213,669.21)
  Recoveries - Previously Liquidated Contracts                                                                         (48,165.73)
                                                                                                                    --------------
  Aggregate Credit Losses for the Collection Period                                                                    130,754.45
                                                                                                                    =============
  Cumulative Credit Losses for all Periods                                                                           3,746,682.65
                                                                                                                    =============
  Repossessed in Current Period                                                                  43
                                                                                                 ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                       Charge-Off Rate
  Second Preceding Collection Period                                                                                         0.46%
  First Preceding Collection Period                                                                                          0.40%
  Current Collection Period                                                                                                  0.23%

CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                                       0.36%
  Charge-off Rate Indicator ( > 1.25%)                                                                          condition not met


DELINQUENT CONTRACTS:                                    Percent      Accounts        Percent             ANIV
                                                         -------      --------        -------             ----
  31-60 Days Delinquent                                   1.15%         417             1.07%            7,326,853.64
  61-90 Days Delinquent                                   0.11%          41             0.12%              830,841.90
  Over 90 Days Delinquent                                 0.02%           9             0.03%              181,776.14
                                                                --------------------              --------------------
  Total Delinquencies                                                   467                               8,339,471.68
                                                                ====================              ====================

RATIO OF  NUMBER  OF  CONTRACTS  DELINQUENT
60 DAYS OR MORE TO THE  OUTSTANDING NUMBER OF
RECEIVABLES AS OF EACH COLLECTION PERIOD
(INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                      0.11%
  First Preceding Collection Period                                                                                       0.08%
  Current Collection Period                                                                                               0.14%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                     0.11%
  Delinquency Percentage Indicator ( > 1.25%)                                                                 condition not met

Residual Value (Gain) Loss:                                                                    Vehicles
                                                                                               --------
  Matured Lease Vehicle Inventory Sold                                                            13                198,983.86
  Net Liquidation Proceeds                                                                                         (185,704.53)
                                                                                                                   ------------
  Net Residual Value (Gain) Loss                                                                                     13,279.33
                                                                                                                    ===========
  Cumulative Residual Value (Gain)
   Loss all periods                                                                                                 406,922.49
                                                                                                                    ==========

                                                                                                Average            Average
                                                  Number       Scheduled        Sale        Net Liquidation        Residual
Matured Vehicles Sold for                          Sold       Maturities        Ratio          Proceeds             Value
                                                  -------     ----------        -----       ----------------       ---------
each Collection Period:
  Second Preceding Collection Period                7              6           100.00%           18,196.95        19,792.78
  First Preceding Collection Period                 26            10           100.00%           14,979.44        17,123.22
  Current Collection Period                         13             1           100.00%           14,284.96        15,320.42
  Three Month Average                                                                            15,272.80        17,019.97

    Ratio of Three Month Average Net
      Liquidation Proceeds to Average
      Residual Value                                                                                                 89.73%


                                                                        Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                    Amount/Ratio                         Test Met?
a) Number of Vehicles Sold > 25% of Scheduled Maturities                    100.00%                              YES

b) Number of Scheduled Maturities > 500                                        1                                  NO

c) 3 Month Average Matured Leased Vehicle Proceeds
   less-than 75% of Avg. Residual Values                                     89.73%                               NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                     condition not met

                        TOYOTA MOTOR CREDIT CORPORATION
          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
       Distribution Date of May 25, 2000 for the Collection Period of
                   April 1, 2000 through April 30, 2000


                                                                                         CERTIFICATE BALANCE
                                                                                     ----------------------------    CLASS A1
                                                                          TOTAL         PERCENT        BALANCE        BALANCE
                                                                      -------------  -------------  -------------  -------------
INTEREST:                                                                                 98.00%
  Interest Collections                                                 4,938,245.83
  Net Investment Income                                                  254,986.05
  Non-recoverable Advances                                               (34,340.04)
                                                                      -------------
  Available Interest                                                   5,158,891.84                  5,057,053.40   1,300,385.16
  Class A1, A2, A3 Notional Interest Accrual Amount                   (3,075,508.25)                (3,075,508.25)   (829,237.50)
  Unreimbursed A1, A2, A3 Interest Shortfall                                      -                             -              -
  Interest Accrual for Adjusted Class B Certificate Bal.                (282,419.42)                  (282,419.42)
  Class B Interest Carryover Shortfall                                            -                             -
  Servicer's Fee                                                        (579,146.28)                  (567,119.26)
  Capped Expenses                                                        (20,395.10)                   (19,971.56)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                              -                             -
  Uncapped Expenses                                                               -                             -
                                                                      -------------                 -------------
  Total Unallocated Interest                                           1,201,422.79                  1,112,034.91
  Excess Interest to Transferor                                                   -                 (1,112,034.91)
                                                                      -------------                 -------------
    Net Interest Collections Available                                 1,201,422.79                             -
                                                                      -------------
INTEREST COLLECTIONS ALLOCATED TO LOSSES:                               (141,042.66)

ACCELERATED PRINCIPAL DISTRIBUTION:                                     (142,002.19)

DEPOSIT TO RESERVE FUND:                                               1,181,475.61

WITHDRAWAL FROM RESERVE FUND:                                                     -

REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                              263,097.67

NET WITHDRAWAL FROM THE RESERVE FUND:                                             -

PRINCIPAL:
  Current Loss Amount                                                   (144,033.78)                  (141,042.66)   (141,042.66)
  Loss Reimbursement from Transferor                                     141,042.66                    141,042.66     141,042.66
  Loss Reimbursement from Reserve Fund                                            -                             -              -
                                                                      -------------    ---------    -------------  -------------
    Total                                                                 (2,991.12)                            -              -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                               -
  Current increase (decrease)                                                     -
                                                                      -------------
  Ending Balance                                                                  -

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       67,697,823.40                 67,697,823.40  67,697,823.40
  Allocations - Current Period                                        13,098,933.60                 13,098,933.60  13,098,933.60
  Allocations - Accelerated Principal Distribution                       142,002.19                    142,002.19     142,002.19
  Allocations - Not Disbursed Beginning of Period                     54,456,887.61                 54,456,887.61  54,456,887.61
  Allocations - Not Disbursed End of Period                                   (0.00)                        (0.00)         (0.00)

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        1,658,475.00                  1,658,475.00   1,658,475.00
  Allocations - Current Period                                         3,357,927.67                  3,357,927.67     829,237.50
  Allocations - Not Disbursed Beginning of Period                      3,357,927.67                  3,357,927.67     829,237.50
  Allocations - Not Disbursed End of Period                            5,057,380.34                  5,057,380.34              -

DUE TO TRUST - CURRENT PERIOD:                                                    -
  Total Deposit to/ (Withdrawal from) Reserve Fund                     1,181,475.61
  Due To Trust                                                        71,695,570.37                 71,695,570.37  69,356,298.40
                                                                      -------------                 -------------  -------------
    Total Due To Trust                                                72,877,045.98                 71,695,570.37  69,356,298.40

                                                                                                                TRANSFEROR
                                                                                                                 INTEREST
                                                                        CLASS A2      CLASS A3      CLASS B    ------------
                                                                         BALANCE       BALANCE      BALANCE      INTEREST
                                                                      -------------  -----------  -----------  ------------
INTEREST:                                                                                                              2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                   2,920,706.35   500,889.10   335,072.79    101,838.44
  Class A1, A2, A3 Notional Interest Accrual Amount                   (1,914,848.75) (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                                      -            -
  Interest Accrual for Adjusted Class B Certificate Bal.                                          (282,419.42)
  Class B Interest Carryover Shortfall                                                                      -
  Servicer's Fee                                                                                                 (12,027.02)
  Capped Expenses                                                                                                   (423.54)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                        -
  Uncapped Expenses                                                                                                       -
                                                                                                               ------------
  Total Unallocated Interest                                                                                      89,387.88
  Excess Interest to Transferor                                                                                1,112,034.91
                                                                                                               ------------
    Net Interest Collections Available                                                                         1,201,422.79
                                                                                                               ------------
INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                                       (141,042.66)

ACCELERATED PRINCIPAL DISTRIBUTION:                                                                             (142,002.19)
                                                                                                               ------------

DEPOSIT TO RESERVE FUND:                                                                                         918,377.94
                                                                                                               ------------

WITHDRAWAL FROM RESERVE FUND:

REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:

NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                             -            -            -
  Loss Reimbursement from Transferor                                              -            -            -   (141,042.66)
  Loss Reimbursement from Reserve Fund                                            -            -            -
                                                                      -------------  -----------  -----------
    Total                                                                         -            -            -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
  Class A Interest Subordinated
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                   -            -            -
  Allocations - Current Period                                                    -            -            -
  Allocations - Accelerated Principal Distribution                                -            -            -
  Allocations - Not Disbursed Beginning of Period                                 -            -            -
  Allocations - Not Disbursed End of Period                                       -            -            -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                   -            -            -             -
  Allocations - Current Period                                         1,914,848.75   331,422.00   282,419.42
  Allocations - Not Disbursed Beginning of Period                      1,914,848.75   331,422.00   282,419.42
  Allocations - Not Disbursed End of Period                            3,829,697.50   662,844.00   564,838.84
Due To Trust - Current Period: -
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                         1,767,581.30   306,166.24   265,524.43             -
                                                                      -------------  -----------  -----------  ------------
    Total Due To Trust                                                 1,767,581.30   306,166.24   265,524.43             -


                                                                       PRINCIPAL
                                                                      -----------

INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
    Net Interest Collections Available
INTEREST COLLECTIONS ALLOCATED TO LOSSES:

ACCELERATED PRINCIPAL DISTRIBUTION:

DEPOSIT TO RESERVE FUND:

WITHDRAWAL FROM RESERVE FUND:

REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:

NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount
  Loss Reimbursement from Transferor                                    (2,991.12)
  Loss Reimbursement from Reserve Fund
                                                                       ---------
    Total
                                                                       (2,991.12)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period

DUE TO TRUST - CURRENT PERIOD: -
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                 -
                                                                       ---------
    Total Due To Trust                                                         -

                         TOYOTA MOTOR CREDIT CORPORATION
               Servicer's Certificate - Toyota Auto Lease Trust 1997-A
           Distribution Date of May 25, 2000 for the Collection Period of
                        April 1, 2000 through April 30, 2000


                                                         Certificate Balance                  Class A1                Class A2
                                                    -----------------------------  -------------------------------  -------------
                                      Total           Percent        Balance          Percent         Balance          Percent
                                  ----------------  -----------  ----------------  -------------  ----------------  -------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)                          749,988,732.51
  Discounted Principal Balance      749,988,732.51
  Initial Notional/Certificate
    Balance                                      -      100.00%    735,000,000.00        25.71%     189,000,000.00        57.76%
  Percent of ANIV                                                           98.00%                           25.20%
  Certificate Factor                                                    1.0000000                        1.0000000
  Notional/Certificate Rate                                                                                 5.2650%
  Target Maturity Date                                                                          September 27, 1999
  Servicer Advance                    1,324,812.20
  Servicer Payahead                   1,260,008.73
  Number of Contracts                       34,185
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      33.8
  Servicing Fee Percentage                    1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value    694,975,531.98
  Discounted Principal Balance      694,550,696.88
  Notional/Certificate Balance                                     735,000,000.00                   189,000,000.00
  Adjusted Notional/Certificate
    Balance                                                        680,543,112.39                   134,543,112.39
  Percent of ANIV                                                           97.92%                           19.36%
  Certificate Factor                                                    1.0000000                        1.0000000
  Servicer Advances                   1,842,561.44
  Servicer Pay Ahead Balance          2,290,979.25
  Maturity Advances Outstanding                  -
  Number of Current Contracts               36,637
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      17.2

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value    681,610,509.59
  Discounted Principal Balance      681,184,521.95
  Notional/Certificate Balance                                     667,302,176.60                   121,302,176.60
  Adjusted Notional/Certificate
    Balance                                                        667,302,176.60                   121,302,176.60
  Percent of ANIV                                                           97.90%                           17.80%
  Certificate Factor                                                    0.9348883                        0.6418105
  Servicer Advances                   2,433,038.83
  Servicer Pay Ahead Balance          1,847,197.78
  Maturity Advances Outstanding                  -
  Number of Current Contracts               36,315
  Weighted Average Lease Rate                 6.81%
  Weighted Average Remaining
    Term                                      16.3
  Prior Certificate Interest
    Payment Date                    March 27, 2000
  Next Certificate Interest
    Payment Date                     June 26, 2000

                                                                                                                       Transferor
                                                               Class A3                         Class B                Interest
                                                    -------------------------------  ------------------------------  ---------------
                                      Balance          Percent         Balance          Percent         Balance          Balance
                                  ----------------  -------------  ----------------  -------------  ---------------  ---------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value
    (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate
    Balance                         424,500,000.00         9.90%      72,800,000.00         6.63%     48,700,000.00   14,988,732.51
  Percent of ANIV                            56.60%                            9.71%                           6.49%           2.00%
  Certificate Factor                     1.0000000                        1.0000000                       1.0000000
  Notional/Certificate Rate                 5.4130%                          5.4630%                         6.9590%
  Target Maturity Date          September 25, 2000                   March 26, 2001              September 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance      424,500,000.00                    72,800,000.00                   48,700,000.00  14,432,419.59
  Adjusted Notional/Certificate
    Balance                         424,500,000.00                    72,800,000.00                   48,700,000.00  14,432,419.59
  Percent of ANIV                            61.08%                           10.48%                           7.01%          2.08%
  Certificate Factor                     1.0000000                        1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance      424,500,000.00                    72,800,000.00                   48,700,000.00  14,308,332.99
  Adjusted Notional/Certificate
    Balance                         424,500,000.00                    72,800,000.00                   48,700,000.00  14,308,332.99
  Percent of ANIV                            62.28%                           10.68%                           7.14%          2.10%
  Certificate Factor                     1.0000000                        1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining
    Term
  Prior Certificate Interest
    Payment Date
  Next Certificate Interest
    Payment Date


CURRENT MONTH COLLECTION ACTIVITY              Vehicles
                                               --------
  Principal Collections                                               7,406,833.57
  Prepayments in Full                             233                 4,278,458.76
                                                  ---
  Reallocation Payment                              5                    88,156.81
                                                  ---
  Interest Collections                                                4,938,245.83
  Net Liquidation Proceeds and Recoveries                             1,261,834.94
  Net Liquidation Proceeds - Vehicle Sales                              185,704.53
  Non-Recoverable Advances                                              (34,340.04)
                                                                     -------------
  Total Available                                                    18,124,894.40


CAPPED AND UNCAPPED EXPENSES:                         Amount            Annual Amount
                                                      ------            -------------
  Total Capped Expenses Paid                         20,395.10            81,580.40
  Total Uncapped Expenses Paid                               -                    -
  Capped and Uncapped Expenses Due                           -                    -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                      -
  Servicer's Fee Due Current Period                 579,146.28
  Servicer's Fee Paid                               579,146.28
  Servicer's Fee Balance Due                                 -
SUPPLEMENTAL SERVICER'S FEES                         62,919.45


REVOLVING PERIOD:                                  Vehicles                 Amount
                                                   --------                 ------
 Beginning Unreinvested Principal Collections                                  -
 Principal Collections & Liquidated Contracts                                  -
 Allocation to Subsequent Contracts                   0                        -
                                                    ---
                                                                             ----
 Ending Unreinvested Principal Collections                                     -


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
----------------------------------------
Holly Pearson, Treasury Manager